Redeemable noncontrolling interests	12 Months Ended
Dec. 31, 2018
Noncontrolling Interest [Abstract]
Redeemable noncontrolling interests
15. Redeemable noncontrolling interests

In December 2016, the Group entered into an investment agreement with certain investors (“noncontrolling shareholders”) to establish a subsidiary. The noncontrolling shareholders contributed RMB
90,000
and held 30% equity interest. Pursuant to the investment agreement, the noncontrolling shareholders have the option to request the Group to redeem their equity interests at an agreed price after three years of the investment. In April 2018, the Group agreed with one of the noncontrolling shareholders to purchase its 10% equity interest of the subsidiary at the cost of RMB
30,000
.

The Group recorded the noncontrolling interests as redeemable noncontrolling interests, outside of permanent equity in the Group’s consolidated balance sheets in accordance with ASC 480. The Group uses the effective interest method for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interests. The accretion, which increases the carrying value of the redeemable noncontrolling interests, is recorded against additional paid-in capital.

The change in the carrying amount of redeemable noncontrolling interests for the years ended December 31, 2016,
2017 and 2018 is as follows:

	For the Years Ended December 31,
	2016	2017	2018
	RMB	RMB	RMB	US$ (Note 2(d))
Balance as of January 1	—	90,072	96,719	14,067
Contribution from/(Repurchase of) redeemable noncontrolling interests	90,000	—	(30,000)	(4,363)
Net income attributable to redeemable noncontrolling interests	(34)	922	178	26
Accretion on redeemable noncontrolling interests	106	5,725	2,422	352
Balance as of December 31	90,072	96,719	69,319	10,082